UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

POWERSHARES EXCHANGE-TRADED FUND TRUST II
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

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Proxy Voting Information

Proxy statements were mailed on or about May 20, 2013 to shareholders of record as of the close of business on April 22, 2013 of PowerShares Exchange-Traded Fund Trust II (the “Trust”) with respect to each of its portfolios (each, a “Fund”).  The purpose of the proxy statement is to approve the election of eight (8) trustees to the Board of Trustees of the Trust and to approve changes to the fundamental investment policy of each of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio.  The proxy statement contains disclosure information about the proposal(s) for which votes or voting instructions have been solicited.  You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal(s), annual report, and semi-annual report by clicking on the Fund name listed below.

The Shareholder Meeting was held on June 20, 2013, as scheduled and was adjourned with respect to the proposal to approve changes to the fundamental investment policy for PowerShares Insured New York Municipal Bond Portfolio.  The adjourned meeting will take place on July 24, 2013 at 10:00 a.m. C.T. at the Invesco PowerShares office at 3500 Lacey Road, Ste. 700, Downers Grove, IL 60515.

How to vote

You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxyvote.com. Enter your 12 digit control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.

By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for shareholders of the Trust will be held on July 24, 2013 at 10:00 a.m. CT. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.

If you have any questions...

If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco PowerShares toll-free at 1.800.983.0903 selecting option 2 any business day between 8:00 a.m. and 5:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

©2013 Invesco PowerShares Capital Management LLC

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC (Invesco PowerShares). Invesco PowerShares and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Fund Trust.

ALPS Distributors, Inc. is the distributor of PowerShares QQQ, BLDRS Funds and PowerShares DB Funds. PowerShares QQQ and BLDRS Funds are unit investment trusts.

Invesco PowerShares and Invesco Distributors, Inc. are not affiliated with ALPS Distributors, Inc.

PowerShares DB ETNs are senior unsecured obligations issued by Deutsche Bank AG, London Branch. Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

Certain marketing services may be provided for the DB ETNS and DB ETFs by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Invesco Distributors, Inc. will be compensated by Deutsche Bank or its affiliates for providing these marketing services. Neither Invesco Distributors, Inc. nor Invesco PowerShares is affiliated with Deutsche Bank.

Shares are not individually redeemable, and owners of the Shares may acquire those Shares from the Funds and tender those shares for redemption to the Funds in Creation Unit aggregations only, typically consisting of 50,000, 75,000, 100,000 or 200,000 Shares.

Proxy Information by Fund

PowerShares Insured New York Municipal Bond Portfolio

1.     Please read the proxy statement in full. (PDF)

2.     Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.     You may vote your shares at www.proxyvote.com

Additional Fund Materials

•      Prospectus

•      Annual Report/Semi Annual Report

©2013 Invesco PowerShares Capital Management LLC

PowerShares® is a registered trademark of Invesco PowerShares Capital Management LLC (Invesco PowerShares). Invesco PowerShares and Invesco Distributors, Inc. are indirect, wholly owned subsidiaries of Invesco Ltd.

Invesco Distributors, Inc. is the distributor of the PowerShares Exchange-Traded Fund Trust, the PowerShares Exchange-Traded Fund Trust II, the PowerShares India Exchange-Traded Fund Trust and the PowerShares Actively Managed Exchange-Traded Fund Trust.

ALPS Distributors, Inc. is the distributor of PowerShares QQQ, BLDRS Funds and PowerShares DB Funds. PowerShares QQQ and BLDRS Funds are unit investment trusts.

Invesco PowerShares and Invesco Distributors, Inc. are not affiliated with ALPS Distributors, Inc.

PowerShares DB ETNs are senior unsecured obligations issued by Deutsche Bank AG, London Branch. Certain marketing services may be provided for these products by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Neither firm is affiliated with Deutsche Bank.

Certain marketing services may be provided for the DB ETNS and DB ETFs by Invesco Distributors, Inc. or its affiliate, Invesco PowerShares Capital Management LLC. Invesco Distributors, Inc. will be compensated by Deutsche Bank or its affiliates for providing these marketing services. Neither Invesco Distributors, Inc. nor Invesco PowerShares is affiliated with Deutsche Bank.

Shares are not individually redeemable, and owners of the Shares may acquire those Shares from the Funds and tender those shares for redemption to the Funds in Creation Unit aggregations only, typically consisting of 50,000, 75,000, 100,000 or 200,000 Shares.

Shares are not FDIC insured, may lose value and have no bank guarantee. View the Legal Notice.

QUESTIONS & ANSWERS FOR:

PowerShares Insured New York Municipal Bond Portfolio

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

•      You may vote your shares at www.proxyvote.com.  You will need your 12 digit control number from your proxy card to vote on the Internet.  Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•      You may call in your vote to a 24-hour automated system at 1-800-454-8683.  You will need the control number from your proxy card to vote by telephone.  For questions or for assistance with voting you may call 1-866-865-5978; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•      You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•      If you do attend the meeting, you may vote your shares in person.  Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?

Every vote is important.  If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the July 24, 2013 shareholder meeting.  If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Trust’s proxy solicitor.  If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxyvote.com maintains a high level of security to ensure the confidentiality of your vote. For more information on the specific security features of the Web proxy voting system, please visit http://www.broadridge.com/privacy/english.

HOW DO I SIGN THE PROXY CARD?

Please sign exactly as your name appears on the proxy card.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on July 24, 2013 at 10:00 a.m. Central time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

•      To approve a change to the fundamental investment policy to allow the Fund to invest at least 80% of its net assets (plus any borrowings for investment purposes) in both insured and uninsured municipal securities.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you have questions regarding the Invesco Retail Funds Shareholder Meeting Press 1.

If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 2.

If you plan to attend the PowerShares Shareholder Meeting Press 3.

OPTION 1                    Thank you for calling Invesco. You are now being routed to the client services phone queue.

OPTION 2                    Thank you for planning to attend the upcoming Joint Special Meeting of Shareholders for the Invesco Retail Funds which has been adjourned until 10:00 a.m. Central Time on July 2, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling Invesco.

OPTION 3                    Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 10:00 a.m. Central Time on July 24, 2013.

Please press 1 then state your full name and the number of persons that will be attending the meeting.

Again thank you for calling PowerShares.

URGENT NOTICE

Shareholder Meeting Adjourned to July 24, 2013

PowerShares Exchange-Traded Fund Trust II

PowerShares Insured New York Municipal Bond Portfolio

3500 Lacey Road, Ste 700

Downers Grove, IL 60515

Recently we distributed proxy material regarding the Special Meeting of Shareholders for PowerShares Exchange-Traded Fund Trust II.  This meeting, which was originally scheduled for June 20, 2013,  has been adjourned to July 24, 2013.  Our records indicate that we have not received voting instructions for your account(s).  In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

To avoid adjournments and additional solicitation costs, please use the enclosed proxy card to authorize your proxy “FOR” the approval of the proposal(s).

Proxy materials and other fund literature may be reviewed and downloaded online at www.invescopowershares.com, or by calling Invesco PowerShares Capital Management LLC at 1-800-983-0903 selecting option 2.

Your vote is important no matter how many shares you own. In order for your vote to be represented, we must receive your instructions prior to your Fund’s meeting date.

For your convenience, please utilize any of the following methods to submit your vote:

1.         By Internet

Log on to www.proxyvote.com and follow the simple instructions.

2.         By Touch-tone Phone

Call the toll-free number listed on your proxy card and follow the simple instructions.

3.         By Mail

Simply return your executed proxy card in the envelope provided.

If you have any questions regarding the proposal(s) to be considered at the Special Meeting of Shareholders, or need assistance with voting, please call Computershare Fund Services toll-free at 1-866-865-5978.  Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from 12:00 p.m. to 6:00 p.m. EDT.

Please take a moment and vote today!  Thank you.

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